                                   EXHIBIT 4.1

- -------------------------------------------------------------------------------
                               USAT HOLDINGS INC.

                                       TO

                              THE BANK OF NEW YORK
                                             Trustee

                              --------------------

                                    Indenture

                            Dated as of May 15, 1993

                              -------------------

                                  $115,000,000

                       8.05% Senior Notes due May 15, 1998
- -------------------------------------------------------------------------------

                               USAT HOLDINGS, INC.

             Reconciliation and tie between Trust Indenture Act of
                  1939 and Indenture, dated as of May 15, 1993

Trust Indenture                                                                              Indenture
  Act Section                                                                                 Section
Section 310 (a) (1) .........................................................................   609
            (a) (2) .........................................................................   609
            (a) (3) .........................................................................   Not
                                                                                                Applicable
            (a) (4) .........................................................................   Not
                                                                                                Applicable
            (b)     .........................................................................   608
                    .........................................................................   610
SECTION 311(a)      .........................................................................   613 (a)
            (b)     .........................................................................   613 (b)
            (b) (2) .........................................................................   703 (a) (2)
                    .........................................................................   703 (b)
SECTION 312 (a)     .........................................................................   701
                    .........................................................................   702 (a)
            (b)     .........................................................................   702 (b)
            (c)     .........................................................................   702 (c)
Section 313 (a)     .........................................................................   703 (a)
            (b)     .........................................................................   703 (b)
            (c)     .........................................................................   703 (a)
                    .........................................................................   703 (b)
            (d)     .........................................................................   703 (c)
Section 314 (a)     .........................................................................   704
            (b)     .........................................................................   Not
                                                                                                Applicable
            (c) (1) .........................................................................   102
            (c) (2) .........................................................................   102
            (c) (3) .........................................................................   Not
                                                                                                Applicable
            (d)     .........................................................................   Not
                                                                                                Applicable
            (e)     .........................................................................   102
SECTION 315 (a)     .........................................................................   601(a)
            (b)     .........................................................................   602
                    .........................................................................   703 (a) (6)
            (c)     .........................................................................   601(b)
            (d)     .........................................................................   601(c)
            (d) (1) .........................................................................   601(a) (1)
            (d) (2) .........................................................................   601(c) (2)
            (d) (3) .........................................................................   601(c) (3)
            (e)     .........................................................................   514

Trust Indenture                                                                              Indenture
  Act Section                                                                                  Section

SECTION 316 (a)     .........................................................................   101
            (a) (1) (A) .....................................................................   502
                                                                                                512
            (a) (1) (B) .....................................................................   513
            (a) (2) .........................................................................   Not
                                                                                                Applicable
            (b)     .........................................................................   508
SECTION 317 (a) (1) .........................................................................   503
            (a) (2) .........................................................................   504
            (b)     .........................................................................  1003
SECTION 318 (a)     .........................................................................   107

- -------------------------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                              Page
Parties .....................................................................................  1
Recitals of the Company .....................................................................  1

                                   ARTICLE ONE

                       Definitions and Other Provisions of
                               General Application

SECTION 101.  Definitions ...................................................................  1

              Act ...........................................................................  2
              Additional Interest ...........................................................  2
              Affiliate .....................................................................  2
              Asset Disposition .............................................................  2
              Bank Subsidiary ...............................................................  3
              Bank United....................................................................  3
              Bank United Preferred Stock....................................................  3
              Board of Directors ............................................................  3
              Board Resolution...............................................................  3
              Business Day ..................................................................  3
              Capital Distribution Requirement...............................................  3
              Capital Stock .................................................................  4
              Change of Control..............................................................  4
              Commission ....................................................................  4
              Common Stock . . ..............................................................  4
              Company .......................................................................  4

              Company Request; Company Order.................................................  5
              Consolidated Net Income .......................................................  5
              Consolidated Net Worth ........................................................  5
              Corporate Trust Office ........................................................  5
              corporation ...................................................................  6
              Covered Asset .................................................................  6
              Debt ..........................................................................  6
              Depositary. ...................................................................  6
              Disqualified Stock ............................................................  6
              Event of Default ..............................................................  6
              Exchange Act ..................................................................  7
              Exchange and Registration Rights . ............................................  7
              Exchange Offer ................................................................  7
              Exchange Security .............................................................  7
              Expiration Date ...............................................................  7

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                       Page

FDIC .................................................................................   7
FSLIC Pledge .........................................................................   7
FSLIC Warrant ........................................................................   7
Global Security ......................................................................   7
Guarantee ............................................................................   7
Holder ...............................................................................   8
Hyperion..............................................................................   8
Incur ................................................................................   8
Indenture ............................................................................   8
Interest Payment Date ................................................................   8
Investment ....................................................................... ...   8
Insured Depositary Institution........................................................   9
Lien .................................................................................   9
Maturity .............................................................................   9
Moody's...............................................................................   9
Net Available Proceeds ...............................................................   9
Offer ................................................................................   9
Offer to Purchase ....................................................................   9
Officers' Certificate ...............................................................   12
Opinion of Counsel ..................................................................   12
OTS .................................................................................   12
Outstanding .........................................................................   12
Parent ..............................................................................   13
Paying Agent ........................................................................   13
Permitted Holder ....................................................................   13
Person ..............................................................................   14
Predecessor Security ................................................................   14
Preferred Stock .....................................................................   14
Purchase Amount .....................................................................   14
Purchase Date .......................................................................   14
Purchase Price ......................................................................   14
Qualified Investments ...............................................................   14
Redeemable Stock ....................................................................   15
Regular Record Date .................................................................   15
Regulatory Capital Agreement ........................................................   15
Regulatory Requirement ..............................................................   15
Related Person ......................................................................   16
Responsible Officer .................................................................   16
Restricted Payments .................................................................   16
Rule 144A Securities ................................................................   16
Second Step-Up ......................................................................   16
Securities ..........................................................................   16
Securities Act ......................................................................   16
Security Register;
     Security Registrar .............................................................   16
Special Record Date .................................................................   16
Stated Maturity .....................................................................   16
Step-Down Date ......................................................................   17
Step-Up .............................................................................   17

              Subordinated Debt ......................................................   17
              Subsidiary .............................................................   17
              Trustee ................................................................   18
              Trust Indenture Act ....................................................   18
              U.S. Government Obligations ............................................   18
              Unrestricted Subsidiary ................................................   18
              Vice President .........................................................   19
              Voting Stock ...........................................................   19
              Wholly Owned Subsidiary ................................................   19

SECTION 102.  Compliance Certificates and Opinions . .................................   20
SECTION 103.  Form of Documents Delivered
                to Trustee . .........................................................   20

SECTION 104.  Acts of Holders; Record Date ...........................................   21

SECTION 105.  Notices, Etc., to Trustee and
                   Company ...........................................................   23

SECTION 106.  Notice to Holders; Waiver ..............................................   23

SECTION 107.  Application of Trust Indenture Act . . .................................   24

SECTION 108.  Effect of Headings and
                  Table of Contents ..................................................   24

SECTION 109.  Successors and Assigns .................................................   24

SECTION 110.  Separability Clause ....................................................   24

SECTION 111.  Benefits of Indenture ..................................................   25

SECTION 112.  Governing Law ..........................................................   25

SECTION 113.  Legal Holidays .........................................................   25

SECTION 114.  No Recourse Against Others .............................................   25

                                   ARTICLE TWO

                                 Security Forms

SECTION 201.  Forms Generally ........................................................   26

SECTION 202.  Form of Face of Security ...............................................   26

SECTION 203.  Form of Reverse of Security ............................................   30

                                                                                        Page
SECTION 204.  Form of Trustee's
                Certificate of Authentication . . . ..................................   33

                                  ARTICLE THREE

                                 The Securities

SECTION 301.  Title and Terms ........................................................   34

SECTION 302.  Denominations ..........................................................   35

SECTION 303.  Execution, Authentication,
               Delivery and Dating ...................................................   35

SECTION 304.  Temporary Securities ...................................................   37

SECTION 305.  Registration, Registration of
                Transfer and Exchange ................................................   38

SECTION 306.  Mutilated, Destroyed,
                Lost and Stolen Securities ...........................................   41

SECTION 307.  Payment of Interest;
                Interest Rights Preserved ............................................   42

SECTION 308.  Persons Deemed Owners ..................................................   44

SECTION 309.  Cancellation ...........................................................   44

SECTION 310.  Computation of Interest ................................................   45

SECTION 311.  Cusip Numbers ..........................................................   45

                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.  Satisfaction and
                 Discharge of Indenture ..............................................   45

SECTION 402.  Application of Trust Money .............................................   47

                                  ARTICLE FIVE
                                    Remedies

                                                                                        Page

SECTION 501.       Events of Default ..................................................  47

SECTION 502.       Acceleration of Maturity;
                        Rescission and Annulment ....................................... 50

SECTION 503.       Collection of Indebtedness and
                        Suits for Enforcement by
                        Trustee ........................................................ 51

SECTION 504.       Trustee May File Proofs of Claim . . . .............................. 52

SECTION 505.       Trustee May Enforce Claims
                     Without Possession of
                     Securities ........................................................ 53

SECTION 506.       Application of Money Collected ...................................... 53

SECTION 507.       Limitation on Suits ................................................. 54

SECTION 508.       Unconditional Right of Holders to
                     Receive Principal, Premium
                     and Interest ...................................................... 55

SECTION 509.       Restoration of Rights and Remedies . . .............................. 55

SECTION 510.       Rights and Remedies Cumulative ...................................... 55

SECTION 511.       Delay or Omission Not Waiver ........................................ 56

SECTION 512.       Control by Holders .................................................. 56

SECTION 513.       Waiver of Past Defaults ............................................. 56

SECTION 514.       Undertaking for Costs ............................................... 57

SECTION 515.       Waiver of Stay or Extension Laws . .................................. 57

                                   ARTICLE SIX

                                   The Trustee

SECTION 601.        Certain Duties and
                       Responsibilities ................................................ 57

SECTION 602.       Notice of Defaults .................................................. 59

SECTION 603.       Certain Rights of Trustee ........................................... 59

                                                                                          Page
SECTION 604.       Not Responsible for Recitals
                     or Issuance of Securities ......................................... 60

SECTION 605.       May Hold Securities ................................................. 61

SECTION 606.       Money Held in Trust ................................................. 61

SECTION 607.       Compensation and Reimbursement ...................................... 61

SECTION 608.       Disqualification; Conflicting
                     Interests ......................................................... 62

SECTION 609.       Corporate Trustee Required;
                     Eligibility ....................................................... 62

SECTION 610.       Resignation and Removal;
                    Appointment of Successor ........................................... 63

SECTION 611.       Acceptance of Appointment by
                     Successor . . ..................................................... 64

SECTION 612.       Merger, Conversion, Consolidation
                     or Succession to Business ......................................... 65

SECTION 613.       Preferential Collection of
                     Claims Against Company ............................................ 65

                       ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

SECTION 701.       Company to Furnish Trustee Names
                                 and Addresses of Holders .............................. 65

SECTION 702.       Preservation of Information;
                                Communications to Holders .............................. 66

SECTION 703.       Reports by Trustee .................................................. 66

SECTION 704.       Reports by Company .................................................. 67

SECTION 705.       Officer's Certificate with Respect
                     to Change in Interest Rates ....................................... 67

                                  ARTICLE EIGHT

                                                                                        Page
                     Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.      Company May Consolidate, Etc.
                    Only on Certain Terms .............................................. 67

SECTION 802.      Successor Substituted ................................................ 69

                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901.      Supplemental Indentures Without
                    Consent of Holders ................................................. 70

SECTION 902.      Supplemental Indentures with
                    Consent of Holders ................................................. 70

SECTION 903.      Execution of Supplemental
                     Indentures ........................................................ 72

SECTION 904.      Effect of Supplemental Indentures . . ................................ 72

SECTION 905.      Conformity with Trust Indenture Act . ................................ 72

SECTION 906.      Reference in Securities to
                    Supplemental Indentures ............................................ 72

                                  ARTICLE TEN

                                   Covenants

SECTION 1001.     Payment of Principal, Premium
                    and Interest ....................................................... 73

SECTION 1002.     Maintenance of Office or Agency . . .................................. 73

SECTION 1003.     Money for Security Payments to
                   be Held in Trust .................................................... 73

SECTION 1004.     Existence ............................................................ 75

SECTION 1005.     Maintenance of Properties ............................................ 75

SECTION 1006.     Payment of Taxes and Other Claims . .................................. 76

SECTION 1007.     Maintenance of Insurance ............................................. 76

                                                                                        Page
SECTION 1008.    Limitation on Company Debt ............................................ 76

SECTION 1009.    Limitation on Investments ............................................. 77

SECTION 1010.    Limitation on Conduct of
                     Business .......................................................... 78

SECTION 1011.    Limitation on Restricted Payments . . ................................. 78

SECTION 1012.    Limitations Concerning Distributions
                     By Subsidiaries, etc. ............................................. 80

SECTION 1013.    Limitation on Liens ................................................... 81

SECTION 1014.    Limitation on Transactions with
                    Affiliates and Related Persons . . . ............................... 82

SECTION 1015.    Limitation on Dispositions of,
                    and Liens upon, Certain Capital
                    Stock of Subsidiaries that are
                    Insured Depository Institutions . . ................................ 83

SECTION 1016.    Change of Control ..................................................... 86

SECTION 1017     Provision of Financial Information . .................................. 87

SECTION 1018.    Statement by Officers as to
                       Default; Compliance
                       Certificates .................................................... 88

SECTION 1019.    Waiver of Certain Covenants ........................................... 88

SECTION 1020.    Exchange and Registration Rights . . .................................. 89

                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.    Election to Redeem; Notice
                  to Trustee ........................................................... 89

SECTION 1102.    Notice of Redemption .................................................. 89

SECTION 1103.    Deposit of Redemption Price ........................................... 90

SECTION 1104.    Securities Payable on
                     Redemption Date ................................................... 90

                                 ARTICLE TWELVE

                       Defeasance and Covenant Defeasance
                                                                                          Page
SECTION 1201.    Company's Option to Effect
                  Defeasance or Covenant
                  Defeasance ............................................................ 91

SECTION 1202.    Defeasance and Discharge ............................................... 91

SECTION 1203.    Covenant Defeasance .................................................... 91

SECTION 1204.    Conditions to Defeasance or
                    Covenant Defeasance ................................................. 92

SECTION 1205.    Deposited Money and U.S. Government
                    Obligations to be Held in Trust;
                    Other Miscellaneous Provisions . . . ................................ 95

SECTION 1206.    Reinstatement .......................................................... 95

TESTIMONIUM ............................................................................. 96

SIGNATURES AND SEALS .................................................................... 97

ACKNOWLEDGMENTS ......................................................................... 98

                  INDENTURE, dated as of May 15, 1993, between USAT Holdings Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 520 Madison Avenue, New York, New York, 10020, and The Bank of New York, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of $115,000,000 aggregate principal amount of its 8.05% Senior Notes due May 15, 1998 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. The Securities may consist of either or both of Rule 144A Securities or Exchange Securities, each as defined herein.

                  All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101. Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as consistently applied by the Company at the date of such computation;

                  (4) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles; and

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article Six, are defined in that Article.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Interest" has the meaning set forth in the form of Security contained in Section 202. Unless the context otherwise requires, references herein to "interest" on the Securities shall include Additional Interest.

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Asset Disposition" by any Person means any transfer, conveyance, sale, lease or other disposition by such Person or any of its Subsidiaries (including a consolidation or merger or other sale of any such Subsidiary with, into or to another Person in a transaction in which such Subsidiary ceases to be a Subsidiary, but excluding a disposition by a Subsidiary of such Person to such Person or a Wholly Owned Subsidiary of such Person or by such Person to a Wholly Owned Subsidiary of such Person) of (i) shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Subsidiary of such Person,
(ii) substantially all of the assets of such Person or any of its Subsidiaries representing a division or line of business or (iii) other assets or rights of such Person or any of its Subsidiaries outside of the ordinary course of business. Notwithstanding the foregoing, an Asset Disposition shall not be deemed to include (i) any sale of a Covered Asset in the ordinary course of business or (ii) the sale in the ordinary course of business of any ownership interest in, or the assets of, any special purpose entity formed for the purpose of acquiring mortgages, mortgage-backed securities and related assets and issuing mortgage-backed securities.

                  "Bank Subsidiary" means any Subsidiary of the Company that is an Insured Depository Institution.

                  "Bank United" means Bank United of Texas FSB, a federally chartered savings bank.

                  "Bank United Preferred Stock" means the shares of 10.12% Noncumulative Preferred Stock, Series A, issued by Bank United and outstanding on the date of this Indenture.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

                  "Capital Distribution Requirement" means that Bank United shall (a) be a "Tier 1 association" as defined in the OTS regulation regarding capital distributions as in effect on the date of this Indenture (12 C.F.R. 563.134), (b) be treated as a Tier 1 association for all purposes of such regulation, and (c) not be subject to any written agreement, order, prohibition or directive with or by the 0TS, the FDIC or any other supervisory entity restricting capital distributions (other than the Regulatory Capital Agreement); provided, that if an entity meeting the definition of Tier 1 association as in effect on the date of this Indenture under the OTS regulation regarding capital distributions would not, as a result of a change or addition to applicable Regulatory Requirements, be permitted, without prior approval by a supervisory entity, to make capital distributions in at least the amount provided in such regulation as in effect at the date of this Indenture, then "Capital Distribution Requirement" shall mean (x) that Bank United shall be permitted, without prior approval by a supervisory entity, to make capital distributions to the Company in an aggregate amount equal to the aggregate interest payments scheduled to be made with respect to the Securities for the two next succeeding Interest Payment Dates or (y) until such time, if any, as a supervisory entity shall have disapproved the making of any such capital distribution, that the Company shall have delivered to the Trustee an officers' certificate within 10 days after it first proposes to rely on this clause (y) (and shall continue to deliver such certificate thereafter as of each January 1, March 1, July 1 and October 1, for so long as it proposes to rely on this clause
(y)) of the Chief Executive Officer and the Chief Financial Officer of the Bank, in the form set forth in Annex I hereto.

                  "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person.

                  "Change of Control" has the meaning specified in Section 1016.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  " Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor

Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Net Income" of any Person means for any period the net income (or loss) of such Person and its Subsidiaries for such period determined on a consolidated basis in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (a) the net income (or loss) of any Person acquired by such Person or a Subsidiary of such Person in a pooling-of-interests transaction for any period prior to the date of such transaction, (b) the net income (but not net loss) of any Subsidiary of such Person which is subject to restrictions which prevent the payment of dividends or the making of distributions to such Person to the extent of such restrictions, (c) the net income (or loss) of any Person that is not a Subsidiary of such Person except to the extent of the amount of dividends or other distributions actually paid to such Person by such other Person during such period, (d) gains or losses on Asset Dispositions by such Person or its Subsidiaries and (e) all extraordinary gains and extraordinary losses; provided, further, that there shall be added thereto the aggregate amount of dividends paid with respect to Preferred Stock of Subsidiaries of the Company to the extent such amount was otherwise deducted in the foregoing calculation of Consolidated Net Income.

                  "Consolidated Net Worth" of any Person means the stockholders' equity of such Person and its Subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts attributable to Redeemable Stock of such Person; provided that, with respect to the Company, adjustments following the date of this Indenture to the accounting books and records of the Company in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Company by another Person shall not be given effect.

                  "Corporate Trust Office" means the principal office of the Trustee in the City of New York, New York at which at any particular time its corporate trust business shall be administered.

                  "corporation" means a corporation, association, company, joint-stock company, partnership or business trust.

                  "Covered Asset" means any asset defined as such under the terms of the Assistance Agreement, dated December 30, 1988, among Bank United, the FSLIC Resolution Fund and the other parties thereto.

                  "Debt" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent,
(i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) the maximum fixed redemption or repurchase price of Redeemable Stock of such Person at the time of determination, and (vi) every obligation of the type referred to in Clauses (i) through (v) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise.

                  "Depositary" means, the Person designated to act as Depositary by the Company in Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter Depositary shall mean or include each Person who is then a Depositary hereunder.

                  "Disqualified Stock" of any Person means any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the Company, any subsidiary of the Company or the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities.

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" refers to the Securities Exchange Act of 1934, as it may be amended and any successor act thereto.

                  "Exchange and Registration Rights" means the exchange and registration rights set forth in Annex II hereto.

                  "Exchange Offer" has the meaning set forth in the form of the Security contained in Section 202.

                  "Exchange Security" means any Security issued in exchange for a Rule 144A Security or Securities pursuant to an Exchange Offer or otherwise in a transaction registered under the Securities Act and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

                  "Expiration Date" has the meaning specified in the definition of Offer to Purchase.

                  "FDIC" means the Federal Deposit Insurance Corporation or any successor Federal agency.

                  "FSLIC Pledge" means the pledge of the Capital Stock of Bank United pursuant to the Regulatory Capital Maintenance Agreement dated December 30, 1988, among the Company, Bank United, Hyperion Holdings, Inc., Hyperion Partners, L.P. and the Federal Savings and Loan Insurance Corporation.

                  " FSLIC Warrant" means the warrant issued pursuant to the Warrant Agreement dated December 30, 1988 between United Savings Association of Texas FSB and the Federal Savings and Loan Insurance Corporation.

                  "Global Security" means a Security that evidences all or part of the Securities issued to the Depositary in accordance with Section 303 and bearing the legend prescribed in Section 303.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Hyperion" means Hyperion Partners L.P., a limited partnership organized under the laws of the State of Delaware.

                  "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental Indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental Indenture, respectively.

                  "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

                  " Investment" in any Person means the acquisition or ownership of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt of such Person, any capital contribution to such Person, any deposit with, or advance, loan or other extension of credit to, such Person, any Guarantee of, or other contingent obligation with respect to, Debt or other liability of such Person or any amount committed to be advanced, lent or extended to such Person.

                  "Insured Depository Institution" means an insured depository institution within the meaning of 12 U.S.C. Section 1813(c) (2) or any successor law, rule or regulation.

                  "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  " Moody's" means Moody's Investors Service, Inc.

                  "Net Available Proceeds" from any disposition by any Person means cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, instalment receivable or other receivable) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such disposition, (ii) all payments made by such Person or its Subsidiaries on any Debt which is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such disposition or by applicable law be repaid out of the proceeds from such disposition, and (iii) all distributions and other payments made to minority interest holders in Subsidiaries of such Person or joint ventures as a result of such disposition.

                  "Offer" has the meaning specified in the definition of Offer to Purchase.

                  "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first class mail, postage prepaid, to each Holder at his address appearing in the Security Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer

                                       '9-

(as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to Section 1017 (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial Statements referred to in Clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

                  (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

                  (2) the Expiration Date and the Purchase Date;

                  (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

                  (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of

         Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

                  (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount, provided, that if such Holder does not tender all of such Holder's Securities and the Securities are Rule 144A Securities, the principal amount of the remaining Securities of such Holder shall be equal to at least $250,000 plus integral multiples of $1,000 in excess thereof;

                  (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

                  (7) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

                  (8) that on the Purchase Date the Purchase Price will become due and payable upon each Security accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

                  (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

                  (10) that Holders will be entitled to withdraw all or any portion of Securities tendered (subject to paragraph (5) above) if the Company (or its Paying Agent) receives, not later than the close of business on the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

                  (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase

         Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased and, if the Securities of a particular Holder are Rule 144A Securities, so that the principal amount of the remaining Securities of such Holder shall be equal to at least $250,000); and

                  (12) that in case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                  "OTS" means the Office of Thrift Supervision or any successor Federal Agency.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been defeased pursuant to Section 1202 hereof; and

                  (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Parent" means Hyperion Holdings, Inc.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

                  "Permitted Holder" means Hyperion or any Affiliate of Hyperion.

                  "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

                  "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

                  "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

                  "Qualified Investments" means investments in the following types of instruments:

                  (a) direct obligations of the United States of America or any agency or instrumentality thereof, or obligations guaranteed by the United States of America or any agency or instrumentality thereof, provided that such obligations mature within one year from the date of acquisition thereof;

                  (b) demand deposit accounts, or certificates of deposit or other obligations, maturing within one year after acquisition thereof, either fully insured by the FDIC (or any successor Federal agency) or issued by a national or state bank, trust or thrift institution having capital, surplus and undivided profits of at least $250,000,000, and having (or being the Wholly Owned Subsidiary of a holding company having) a short-term credit rating, at the time of purchase, within one of the two then-highest rating categories of Moody's or S&P; or

                  (c) commercial paper rated at the time of purchase in one of the two then-highest rating categories by Moody's or by S&P and maturing not more than 270 days from the date of creation thereof; or

                  (d) guaranteed investment contracts of insurance companies whose claims-paying ability at the time of purchase is rated AA/Aa or higher by Moody's or by S&P, provided that the total amount of investments in such contracts which may constitute Qualified Investments at any one time pursuant to this section (d) shall not at any time exceed 20% of the Company's total Qualified Investments; or

                  (e) repurchase agreements with respect to direct obligations of the United States of America or any agency or instrumentality thereof, or obligations guaranteed by the United States of America or any agency or instrumentality thereof, provided that such repurchase agreements mature within one year from the date of creation thereof; or

                  (f) cash.

                  "Redeemable Stock" of any Person means any equity security of such Person that by its terms or otherwise is required to be redeemed prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to the final Stated Maturity of the Securities.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Regulatory Capital Agreement" means the Regulatory Capital Maintenance Agreement, dated December 30, 1988, by and among Bank United, the Company, certain of its direct and indirect parents and the Federal Savings and Loan Insurance Corporation, as in effect at the date of this Indenture.

                  "Regulatory Requirement", as to any Person, means any law, ordinance, administrative or governmental rule, regulation or official interpretation applicable to it or any of its properties or any order or decree of any court or governmental agency or body having jurisdiction over such Person or any of its properties, including any such order or directive by the OTS applicable to OTS regulated institutions generally, including such Person.

                  "Related Person" of any Person means any other Person directly or indirectly owning (a) 5% or more of the outstanding Common Stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity interest in such Person) or (b) 5% or more of combined voting power of the Voting Stock of such Person.

                  "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Payments" has the meaning specified in Section
1011.

                  "Rule 144A Securities' means Securities that are not Exchange Securities.

                  "Second Step-Up" has the meaning set forth in the form of Security contained in Section 202.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Rule 144A Securities and any Exchange Securities authenticated and delivered under this Indenture.

                  "Securities Act" refers to the Securities Act of 1933, as it may be amended and any successor act thereto.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any instalment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of interest is due and payable.

                  "Step-Down Date" has the meaning set forth in the form of the Security contained in Section 202.

                  "Step-Up" has the meaning set forth in the form of the Security contained in Section 202.

                  "Subordinated Debt" means Debt of the Company as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Securities to at least the following extent: (i) no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be permitted for so long as any default in the payment of principal (or premium, if any) or interest on the Securities exists; (ii) in the event that any other default that with the passing of time or the giving of notice, or both, would constitute an Event of Default exists with respect to the Securities, upon notice by 25% or more in principal amount of the Securities to the Trustee, the Trustee shall have the right to give notice to the Company and the holders of such Debt (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be made for a period of 179 days from the date of such notice; and (iii) such Debt may not (x) provide for payments of principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the final Stated Maturity of the Securities or (y) permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such other Debt at the option of the holder thereof prior to the final Stated Maturity of the Securities (unless the Securities shall no longer be Outstanding), other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Company) which is conditioned upon the change of control of the Company pursuant to provisions substantially similar to those contained in Section 1016 hereof.

                  "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof. "Subsidiary" shall not include an Unrestricted Subsidiary created in accordance with the definition of "Unrestricted Subsidiary"

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "U.S. Government Obligations" has the meaning specified in
Section 1204.

                  "Unrestricted Subsidiary" means (1) any entity which, but for its designation as an Unrestricted Subsidiary by the Board of Directors, would be a Subsidiary of the Company, but only if (a) neither the Company nor any of its other Subsidiaries (i) provides credit support for, or a Guarantee of, any Debt of such entity or any Subsidiary of such entity (including any undertaking, agreement or instrument evidencing such Debt) or (ii) is directly or indirectly liable for any Debt of such entity or any Subsidiary of such entity, and (b) no default with respect to any Debt of such entity or any Subsidiary of such entity (including any right which the holders thereof may have to take enforcement action against such entity or Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Debt of the Company and its Subsidiaries to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity and (2) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary (other than Bank United or its successor) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, any other Subsidiary of the Company which is not a Subsidiary of the Subsidiary to be so designated, provided that either (x) the Subsidiary to be so designated has total assets of $1,000 or less or (y) immediately after giving pro forma effect to such designation, the Company would then be permitted to make a Restricted Payment pursuant to the "Limitation on Restricted Payments" covenant in an amount equal to the greater of (A) the aggregate amount of all Investments made by the Company and all Subsidiaries of the Company in such proposed Unrestricted Subsidiary and its Subsidiaries prior to such designation and (B) the Consolidated Net Worth of such proposed Unrestricted Subsidiary, and upon such designation such amount shall be deemed to be a Restricted Payment. The Board of Directors may designate any Unrestricted Subsidiary to be a Subsidiary, provided that (i) had such Unrestricted Subsidiary been a Subsidiary of the Company immediately prior thereto there would not have occurred and be continuing any Event of Default or event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, and (ii) for purposes of the definition of "Consolidated Net Income," only the net income of such entity for the period beginning on the date of such designation shall be included therein. Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the resolution of the Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person. For purposes of Sections 1008, 1014 and 1015 for purposes of clause (iii) of Section 1011, and for the purpose of the definition of "Asset Disposition", Bank United (or any entity into or with which Bank United may merge or consolidate) shall be deemed to be a Wholly Owned Subsidiary of the Company provided that it is wholly owned by the Company except to the extent of (i) Common Stock issued pursuant to the FSLIC Warrant and not then held by an Affiliate of the Company and (ii) the issuance of any Preferred Stock that is not Voting Stock and is not issued in contravention of the terms of this Indenture.


SECTION 102. Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders: Record Date.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  Without limiting the generality of the foregoing, a Holder, including the Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted in this Indenture to be made, given or taken by Holders, and the Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any future day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  (d) The ownership of Securities shall be proved by the Security Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105. Notices. Etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Administration, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention:
         General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. Notice to Holders: Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Application of Trust Indenture Act.

                  The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent, the Security Registrar and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113. Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity, as the case may be.

SECTION 114.    No Recourse Against Others.

                  This Indenture and the Securities are solely corporate obligations of the Company. No recourse shall be had against, and no personal liability shall attach to, any director, officer, employee, incorporator, stockholder or Affiliate, past, present or future, of the Company or any successor thereto, or any of them, because of the creation of the indebtedness hereby authorized, or under, upon or by reason of any obligation, covenant or agreement contained in this Indenture or in any of the Securities or implied therefrom or any claim based thereon or in respect thereof; it being expressly understood that all such recourse and personal liability are hereby expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issuance of such Securities.

                                   ARTICLE TWO

                                 Security Forms

SECTION 201. Forms Generally.

                  The Rule 144A Securities, the Exchange Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Face of Security.

                  [If a Global Security to be held by The Depository Trust Company, then insert -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE A CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  [If a Global Security, then insert - THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES PEPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A

SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

                  [If Rule 144A Securities, then insert-- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND (EXCEPT IN THE EVENT 0F REPURCHASE BY THE COMPANY) MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 0R RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) TO AN ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

                               USAT HOLDINGS INC.

                       8.05% SENIOR NOTES DUE MAY 15, 1998
NO._____                                                                  $_____


                  USAT Holdings Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value
received, hereby promises to pay to                , or registered assigns, the
principal sum of                 Dollars on May 15, 1998, and to pay interest
thereon from May 17, 1993 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 1993, at the rate of 8.05% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 9.05% per annum on any overdue principal and premium and on any overdue installment of interest until paid [If Rule 144A Securities, then insert
- -- ; provided, however, (A) if a registration statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the "Commission") registering a security substantially identical to this Security pursuant to an exchange offer (the "Exchange Offer") upon the terms and conditions set forth in the Exchange and Registration Rights (as defined in the

Indenture) (or, in accordance with such terms and conditions, registering this Security for resale on a continuous basis, in lieu of registering such securities pursuant to an exchange offer (the "Resale Registration")) shall not have been filed with the Commission by June 16, 1993, or (B) if the Exchange Offer has not been commenced by September 14, 1993 or consummated by (or, in lieu thereof, such Resale Registration shall not have become effective by) October 14, 1993, then in the case of Clause (A) and Clause (B) the aforesaid rate of 8.05% per annum shall increase (the "Step-Up") in an amount equal to 50 basis points (1/2 of 1%) per annum so that interest on this Security shall accrue at the rate of 8.55% per annum and provided, further, if the Exchange Offer has not been consummated (or such Resale Registration has not become effective) by February 11, 1994, then the aforesaid rate of 8.55% per annum shall increase (the "Second Step-Up") by an additional amount equal to 50 basis points (1/2 of 1%) per annum so that interest on this Security shall accrue at the rate of 9.05% per annum. Interest accruing as a result of the Step-Up or the Second Step-Up is referred to herein as "Additional Interest." Additional Interest in respect of the Step-Up will accrue from and including June 16, 1993, in the case of Clause (A) above or September 14, 1993 (in the case of failure to commence the Exchange Offer) or October 14, 1993 (in the case of failure to consummate the Exchange Offer or be effective as to such Resale Registration), in the case of Clause (B) above, and Additional Interest in respect of the Second Step-Up will accrue from and including February 11, 1994, until in the case of Clause (A) above, the date on which such registration statement is filed, or otherwise until the Exchange Offer is so consummated (or, in lieu thereof, the effectiveness of such Resale Registration) (any such date, the "Step-Down Date"). Additional Interest shall no longer accrue and interest shall accrue on this Security at the aforesaid rate of 8.05% per annum from and including the Step-Down Date. Accrued Additional Interest shall be paid semi-annually on the Interest Payment Dates; and the amount of accrued Additional Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Additional Interest) on this Security upon the issuance of an Exchange Security in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Additional Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                                  USAT HOLDINGS INC.

[Seal]

                                                      BY
                                                         ---------------------
                                                         Title:

Attest:

- ---------------------
Title:

SECTION 203. Form of Reverse of Security.

                  This Security is one of a duly authorized issue of Securities of the Company designated as its 8.05% Senior Notes due May 15, 1998 (the "Securities") issued under an Indenture, dated as of May 15, 1993 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). The Securities are limited in aggregate principal amount to $115,000,000. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Securities are not redeemable prior to their Stated Maturity, except upon a Change of Control. Upon the occurrence of a Change of Control, the Company may at its option redeem the Securities in whole but not in part at 101% of their principal amount plus accrued interest to the date of redemption. If within 15 days of such Change of Control the Company has not exercised its option to redeem the Securities, the Company shall be required to make an Offer to Purchase for all of the Securities at 101% of their principal amount plus accrued interest to the date of purchase. The Indenture further provides that, subject to certain conditions, if certain Net Available Proceeds are available to the Company as a result of certain dispositions of certain capital stock of Subsidiaries that are Insured Depository Institutions, the Company shall be required to make an Offer to Purchase for a specified portion of the Securities at 100% of their principal amount plus accrued interest to the date of purchase.

                  The Securities do not have the benefit of any sinking fund obligations.

                  In the event of purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

                  If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the mannner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  Unless the context otherwise requires, the Securities (including all Rule 144A Securities (as defined in the Indenture) and Exchange Securities (as defined in the Indenture)) shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, redemptions and Offers to Purchase.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Exchange Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof and the Rule 144A Securities are issuable only in registered form in denominations of $250,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture provides that no Holder of any Securities thereunder may enforce any remedy or institute any proceeding under the Indenture except to the extent and on the conditions specified therein.

                  Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months provided, that Additional Interest shall be computed on the basis of a 365-day year and the number of days actually elapsed.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 1015 or 1016 of the Indenture, check the box:

                  / /

                  If you want to elect to have only a part of this Security purchased by the Company pursuant to Section 1015 or 1016 of the Indenture, state the amount: $

Dated:                                       Your Signature:__________________
                                             (Sign exactly as name appears
                                             on the other side of this Security)

Signature Guarantee:________________________________________

                    (Signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company)

SECTION 204. Form of Trustee's Certificate of Authentication.

                  This is one of the Securities referred to in the within-mentioned Indenture.

Dated:

                                                      The Bank of New York
                                                         as Trustee

                                                         By ___________________
                                                            Authorized Signatory

                                  ARTICLE THREE

                                 The Securities

SECTION 301. Title and Terms.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $115,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, or 906 or in connection with an Offer to Purchase pursuant to Section 1015 or 1016. The Company may issue Exchange Securities from time to time pursuant to an Exchange Offer pursuant to a Board Resolution, subject to Section 303, included in an Officers' Certificate delivered to the Trustee, in authorized denominations in exchange for a like principal amount of Rule 144A Securities. Upon any such exchange the Rule 144A Securities shall be cancelled in accordance with Section 309 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of Rule 144A Securities and Exchange Securities Outstanding exceed $115,000,000.

                  The Securities shall be known and designated as the "8.05% Senior Notes due May 15, 1998" of the Company. The Stated Maturity of the Securities shall be May 15, 1998. The Securities shall bear interest at the rate of 8.05% per annum (subject, in the case of the Rule 144A Securities, to increase by .50% or 1.00% per annum, as provided in such Security), from May 17, 1993 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on May 15 and November 15, commencing November 15, 1993, until the principal thereof is paid or made available for payment.

                  The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in the City of New York, New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The Depositary for the Rule 144A Securities to be authenticated and delivered in the form of a Global Security or Securities upon original issuance shall be The Depository Trust Company.

                  The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 1015 and 1016.

                  The Securities shall be redeemable as provided in Section
1016.

                  The Securities shall be subject to defeasance at the option of the Company as provided in Article Twelve.

                  Unless the context otherwise requires, the Rule 144A Securities and the Exchange Securities shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, redemptions and Offers to Purchase.

SECTION 302. Denominations.

                  The Rule 144A Securities shall be issuable only in registered form without coupons and only in denominations of $250,000 and any integral multiple of $1,000 above that amount and the Exchange Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a Registration Statement under the Securities Act of 1933 with respect thereto, the Company may deliver Exchange Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities and a like principal amount of Rule 144A Securities for cancellation in accordance with Section 309 of this Indenture, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities.

                  In authenticating Securities in accordance with any Company Order as provided in the preceding two paragraphs, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (a) that such Securities when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to the conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                  (b) if applicable, that the issuance of the Exchange Securities in exchange for the Rule 144A Securities has been effected in compliance with the Securities Act of 1933, as amended.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  The Company shall execute and the Trustee shall authenticate one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of such of the Outstanding Securities as the Company shall have directed the Trustee to authenticate in the form of a Global Security or Global Securities, (ii) shall be registered in the name of the Depositary or the nominee of the Depositary, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect (or in the form required by the Depositary): "THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY."

                  The Depositary must, at all times while it serves as such Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

SECTION 304. Temporary Securities.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305. Registration. Registration of Transfer and Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Such Security Register shall distinguish between Rule 144A Securities and Exchange Securities.

                  Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and (subject to the provisions in the Rule 144A Securities regarding the payment of Additional Interest) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing. As a condition to the registration of transfer of any Rule 144A Securities, the Company or the Trustee may require evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend below.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 or in accordance with any Offer to Purchase pursuant to Section 1015 or 1016 not involving any transfer.

                  The Company shall not be required to issue, register the transfer of or exchange any Security during the period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities under Section 1102.

                  All Rule 144A Securities issued hereunder shall bear the following legend:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND (EXCEPT IN THE EVENT OF REPURCHASE BY THE COMPANY) MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)
(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) TO AN ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE 0F THE UNITED STATES. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

                  All Rule 144A Securities issued upon transfer or exchange or replacement thereof shall bear such legend unless the Company shall have delivered to the Trustee (and the Securities Registrar, if other than the Trustee) a Company Order which states that the Security may be issued without such legend thereon.

                  Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, a Global Security representing all or a portion of the Securities may not be transferred except as a whole by the

Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary. If a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities, will authenticate and delivery, individual Securities in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing Securities in exchange for such Global Security or Global Securities.

                  The Company may at any time and in its sole discretion determine that individual Securities issued in the form of one or more Global Securities shall in whole or in part no longer be represented by such Global Security or Global Securities. In such event, or if an Event of Default has occurred and is continuing, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities, will authenticate and deliver, individual Securities in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities to be exchanged therefor.

                  The Depositary may surrender a Global Security in exchange in whole or in part for individual Securities on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

                  (i) to each Person specified by such Depositary a new individual Security or Securities of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                  (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Securities delivered to Holders thereof.

                  Upon the exchange of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Individual Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee and the Company shall not have any liability for the accuracy of the instructions received from the Depositary. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

                  Neither the Company nor the Trustee shall have any responsibility or obligation to any participant in the Depositary, any Person claiming a beneficial ownership interest in the Securities under or through the Depositary or any such participant, or any other Person which is not shown on the Security Register as being a Holder, with respect to (1) the Securities; (2) the accuracy of any records maintained by the Depositary or any such participant; (3) the payment by the Depositary or any such participant of any amount in respect of the principal of or premium or interest on the Securities;
(4) any notice which is permitted or required to be given to Holders of Securities under this Indenture; (5) the selection by the Depositary or any such participant of any Person to receive payment in the event of a partial redemption of the Securities; or (6) any consent given or other action taken by the Depositary as Holder of Securities.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest: Interest Rights Preserved.

                  The Company hereby appoints the Trustee as Paying Agent and the Trustee hereby accepts such appointment.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or any Offer to Purchase pursuant to
Section 1015 or 1016 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee may not be required to destroy such cancelled Securities.

SECTION 310. Computation of Interest.

                  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months, provided, however, that Additional Interest on Rule 144A Securities shall be computed on the basis of a 365-day year and the number of days actually elapsed.

SECTION 311. CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401. Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, upon Company request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                               (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not there-
                  tofore delivered to the Trustee for
                  cancellation

                           (i) have become due and payable,

                           or

                           (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    Remedies

SECTION 501. Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

                  (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (3) default, on the applicable Purchase Date, in the purchase of Securities required to be purchased by the Company pursuant to an Offer to Purchase as to which an Offer has been mailed to Holders; or

                  (4) default in the performance, or breach, of Section 801; or

                  (5) default in the performance, or breach, of any covenant or warranty of the

         Company in this Indenture (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (6) the occurrence of any event under the terms of any bond(s), debenture(s), note(s) or other evidence(s) of Debt by the Company or any Subsidiary of the Company or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Debt of such type by the Company or any such Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $10 million, whether such Debt now exists or shall hereafter be created, which (i) shall constitute a failure to pay any portion of the principal of such Debt when due and payable or any portion of interest on such Debt when due and payable after the expiration of any applicable grace period with respect thereto or (ii) shall have resulted in, or (with the giving of any notice or the lapse of time or both) would permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

                  (7) the failure to declare or pay in full any regular quarterly dividend with respect to the Bank United Preferred Stock or any Preferred Stock providing for regular dividends issued by any Subsidiary of the Company; or

                  (8) the failure of Bank United at any time to meet the Capital Distribution Requirement; or

                  (9) a final judgment or final judgments for the payment of money are entered against the Company or any Subsidiary of the Company in an aggregate amount in excess of $10 million by a court or courts of competent jurisdiction, which judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

                  (10) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any such Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any such Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Subsidiary or of any substantial part of the property of the Company or any such Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any such Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (11) the commencement by the Company or any Subsidiary of the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any such Subsidiary to the entry of a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the

         Company or any Subsidiary of the Company, or the filing by the Company or any such Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any such Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Subsidiary of the Company or of any substantial part of the property of the Company or any Subsidiary of the Company, or the making by the Company or any Subsidiary of the Company of an assignment for the benefit of creditors, or the admission by the Company or any such Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any such Subsidiary in furtherance of any such action.

SECTION 502. Acceleration of Maturity: Rescission and Annulment.

                  If an Event of Default (other than an Event of Default specified in Section 501(10) or (11)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 501(10) or (11) occurs, the principal of and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities,

                           (B) the principal of (and premium, if any, on) any
                  Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate provided by the Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

                         The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.

                  In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 607; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 507. Limitation on Suits.

                  No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;


                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513. Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.

                  In any suit by a Security Holder for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

SECTION 515. Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                  The Trustee

SECTION 601. Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. Notice of Defaults.

                  The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603. Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) any expenses and compensation for any services rendered by the Trustee after the occurrence of an Event of Default specified in
         Section 501(10) or 501(11) shall, to the extent permitted by applicable law, constitute expenses and compensation for services of administration under all applicable federal or state bankruptcy, insolvency, reorganization or other similar laws.

                  The provisions of this Section shall survive the termination of this Indenture.

SECTION 604. Not Responsible for Recitals
                           or Issuance of Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.

                  The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 606. Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607. Compensation and Reimbursement.

                  The Company Agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for payment of principal of (and premium, if any) or interest on Securities.

SECTION 608. Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609. Corporate Trustee Required: Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the City of New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal:
             Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 611.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation
             or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection
             of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

SECTION 701. Company to Furnish Trustee
             Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702. Preservation of Information;
             Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703. Reports by Trustee.

                  (a) Within 60 days after April 15 of each year commencing with the first April 15 following the first issuance of Securities hereunder, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such April 15 with respect to any of the events specified in said
Section 313(a) which may have occurred since the later of the immediately preceding April 15 and the date of this Indenture.


                  The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act and Section 602 at the times specified therein.

                  Reports pursuant to this Section shall be transmitted in the manner and to the persons required by Section 313(c) and 312(d) of the Trust Indenture Act.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704. Reports by Company.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

SECTION 705. Officers' Certificate with Respect
             to Change in Interest Rates.


                  Within five days after any Step-Up, a Second Step-Up or Step-Down Date, the Company shall deliver an Officers' Certificate to the Trustee stating the new interest rate and the date on which it became effective.

                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801. Company May Consolidate,
             Etc. Only on Certain Terms.

                  The Company (a) shall not consolidate with or merge into any other Person; (b) shall not permit any other Person to consolidate with or merge into the Company or any Subsidiary of the Company (in a transaction in which such Subsidiary remains a Subsidiary of the Company); (c) shall not, directly or indirectly, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its consolidated properties and assets as an entirety; and
(d) shall not, and shall not permit any Subsidiary of the Company to, (i) acquire Capital Stock or other ownership interests of any other Person such that such Person becomes a Subsidiary of the Company or (ii) directly or indirectly, purchase, lease or otherwise acquire all or substantially all of the property and assets of any Person as an entirety or any existing business (whether existing as a separate entity, subsidiary, division, unit or otherwise) of any Person, unless, in any such transaction:

                  (1) immediately before and after giving effect to such transaction and treating any Debt Incurred by the Company or a Subsidiary of the Company as a result of such transaction as having been Incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

                  (2) in case the Company shall consolidate with or merge into another Person or shall directly or indirectly transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of the Company as an entirety (for purposes of this Article Eight, a "Successor Company") shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (3) immediately after giving effect to such transaction, the Consolidated Net Worth of the Company or, if applicable, the Successor Company shall be equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

                  (4) if, as a result of any such transaction, property and assets of the Company would become subject to a Lien which would not be permitted by Section 1013, the Company or, if applicable, the Successor Company, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) Debt secured by such Lien; and

                  (5) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officer's Certificate, setting forth the manner of determination of the Consolidated Net Worth of the Company or, if applicable, of the Successor Company as required pursuant to the foregoing.

SECTION 802. Successor Substituted.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company as an entirety in accordance with Section 801, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901. Supplemental Indentures
             Without Consent of Holders.


                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (3) to secure the Securities pursuant to the requirements of
         Section 1013 or otherwise; or

                  (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect.

SECTION 902. Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the

Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any instalment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1019, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                  (4) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Section 1015 or 1016, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906. Reference in Securities
             to Supplemental Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE TEN

                                    Covenants

SECTION 1001. Payment of Principal, Premium and Interest.

                  The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002. Maintenance of Office or Agency.

                  The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. Money for Security
              Payments to be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004. Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005. Maintenance of Properties.

                  The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discon-tinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006. Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1007. Maintenance of Insurance.

                  The Company shall, and shall cause its Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause its Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore the property to which such proceeds relate, unless in the good faith judgment of the Company such use is not in the best interests of the Company or would be disadvantageous to the holders of the Securities.

SECTION 1008. Limitation on Company Debt.

                  The Company shall not Incur any Debt except:

                  (i) Debt represented by the Securities;

                  (ii) Debt owed by the Company to any Wholly Owned Subsidiary of the Company (but only so long as such Debt is held by a Wholly Owned Subsidiary of the Company), provided, that the obligations of the Company to any of its Wholly Owned Subsidiaries with respect to such Debt shall be evidenced by an intercompany promissory note and shall be Subordinated Debt;

                  (iii) Debt issued (A) the proceeds of which Debt are used to effect acquisitions of the capital stock or assets of, assume the liabilities of, or make capital contributions to, Insured Depository Institutions, (B) which Debt does not exceed in outstanding principal amount any then unused binding capital commitments available to the Company to enable it to repay such Debt, (C) the Company in fact receives such amount and uses such amount to repay all of such Debt within 60 days of the Incurrence thereof and (D) such Debt shall be evidenced by an intercompany promissory note and shall be Subordinated Debt; and

                  (iv) Debt the proceeds of which are immediately applied to redeem or repurchase Securities, in an amount not to exceed the principal amount of the Securities so redeemed or repurchased, provided that, if the Securities are redeemed or repurchased only in part, such refunding or refinancing Debt does not require the payment of all or a portion of the principal thereof (whether pursuant to repurchase, redemption, repayment, defeasance, retirement or sinking fund payment obligation, payment at stated maturity or otherwise) prior to the Stated Maturity of the Securities.

SECTION 1009. Limitation on Investments.

                  The Company (i) shall not have or make any Investment other than (a) Qualified Investments and (b) Investments in Subsidiaries that are Insured Depository Institutions, provided, that the Company may make an Investment in an Unrestricted Subsidiary to the extent such Investment complies with Section 1011; and (ii) shall not permit any Subsidiary to have or make any Investment other than Investments that are not in contravention of any Regulatory Requirements applicable to the Company or any of its Subsidiaries.

SECTION 1010. Limitation on Conduct of Business.

                  The Company shall not engage in any line of business other than the ownership of the Capital Stock of, and the making of Investments in, Bank Subsidiaries, except to the extent the Company is otherwise permitted to make an investment in an Unrestricted Subsidiary; provided, that any Subsidiary of the Company may engage in any line of business that is not in contravention of any Regulatory Requirement applicable to the Company and its Subsidiaries. The Company shall cause each Bank Subsidiary to maintain its status as an Insured Depository Institution and to do all things necessary to ensure that savings accounts of each Bank Subsidiary are insured by the FDIC up to the maximum amount permitted by the Federal Deposit Insurance Act, as amended, and regulations thereunder (or any succeeding legislation).

SECTION 1011. Limitation on Restricted Payments.

                  The Company (i) shall not, and shall not permit any Subsidiary of the Company to, directly or indirectly, declare or pay any dividend, or make any distribution, of any kind or character (whether in cash, property or securities) in respect of any class of its Capital Stock or to the holders of any class of its Capital Stock (including pursuant to a merger or consolidation of the Company or such Subsidiary, but excluding (a) any pro rata dividends or distributions payable solely in shares of its Capital Stock or in options, warrants or other rights to acquire its Capital Stock and (b) any dividends or distributions payable by any Subsidiary to the Company or another Subsidiary),
(ii) shall not, and shall not permit any Subsidiary of the Company, directly or indirectly, to purchase, redeem or otherwise acquire or retire for value (a) any Capital Stock of the Company, any Subsidiary of the Company (other than (i) Capital Stock of a Wholly Owned Subsidiary of the Company or (ii) so long as Bank United shall be a Wholly Owned Subsidiary within the meaning of the second sentence of the definition of "Wholly Owned Subsidiary," Capital Stock of Bank United owned by the Company or Capital Stock of a Wholly Owned Subsidiary of Bank United) or any Related Person of the Company or (b) any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company, any Subsidiary of the Company or any Related Person of the Company or any securities convertible or exchangeable into shares of Capital Stock of the Company, any Subsidiary of the Company or any Related Person of the Company, (iii) shall not make, or permit any Subsidiary of the Company to make, any Investment in, or payment on a Guarantee of any obligation of, any Affiliate or any Related

Person, other than the Company or a Wholly Owned Subsidiary which is a Wholly Owned Subsidiary prior to such Investment, (iv) shall not, and shall not permit any Subsidiary of the Company to, redeem, defease (including, but not limited to, legal or covenant defeasance), repurchase, retire or otherwise acquire or retire for value prior to any scheduled maturity, repayment or sinking fund payment, Debt of the Company (other than the Securities and other than the repayment of debt of the Company contemporaneously with the original issuance of the Securities), and (v) shall not, and shall not permit any Subsidiary of the Company to, make any Investment in any Unrestricted Subsidiary (the transactions described in Clauses (i) through (v) being referred to herein as "Restricted Payments"), if at the time thereof:

                  (1) an Event of Default, or an event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and is continuing, or

                  (2) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments from March 31, 1993 exceeds the sum of:

                  (a) 50% of cumulative Consolidated Net Income of the Company (or, in the case Consolidated Net Income of the Company shall be negative, less 100% of such deficit) since March 31, 1993 through the last day of the last full fiscal quarter immediately preceding such Restricted Payment for which quarterly or annual financial statements of the Company are available; plus

                  (b) 100% of the aggregate net proceeds after the date of this Indenture, including the fair value of property other than cash (determined in good faith by the Board of Directors and evidenced by a Board Resolution), from the issuance of Capital Stock (other than Disqualified Stock) of the Company and options, warrants or other rights on Capital Stock (other than Disqualified Stock) of the Company (other than to a Subsidiary of the

                           Company) and the amount by which Debt of the Company is reduced on the Company's balance sheet upon the conversion of such Debt into Capital Stock (other than Disqualified Stock) of the Company (other than by a Subsidiary of the Company) after March 31, 1993; plus

                  (c)      $12,000,000.

                  The foregoing provision shall not be violated by reason of (i) the payment of any dividend within 60 days after declaration thereof if at the declaration date such payment would have complied with the foregoing provision,
(ii) the declaration and payment of quarterly dividends by Bank United on the Bank United Preferred Stock pursuant to the terms thereof as in effect on the date of this Indenture, provided, that amounts so paid shall be deducted from amounts available for Restricted Payments pursuant to the preceding paragraph,
(iii) payments made in lieu of dividends with respect to periods after the date of this Indenture to the extent such payments are required to be made under the terms of the FSLIC Warrant as in effect on the date of the Indenture, provided, that amounts so paid shall be deducted from amounts available for Restricted Payments pursuant to the preceding paragraph or (iv) dividends paid on a pro rata basis by Bank United with respect to common stock issued pursuant to the FSLIC Warrant to the extent such stock is not then held by an Affiliate of the Company, provided that amounts so paid shall be deducted from amounts available for Restricted Payments pursuant to the preceding paragraph.

SECTION 1012. Limitations Concerning Distributions
              By Subsidiaries, etc.

                  The Company shall not, and shall not permit any Subsidiary of the Company that is an Insured Depository Institution and that is not a Subsidiary of another Subsidiary or Subsidiaries of the Company (a "Direct Bank Subsidiary") to, suffer to exist any consensual encumbrance or restriction (other than pursuant to law or regulation) on the ability of such Direct Bank Subsidiary of the Company (i) to pay, directly, or indirectly, dividends or make any other distributions in respect of its Capital Stock or pay any Debt or other obligation owed to the Company or any other Subsidiary of the Company (other than a Subsidiary of such Direct Bank Subsidiary); (ii) to make loans or advances to the Company or any Subsidiary of the Company (other than a Subsidiary of such Direct Bank Subsidiary); or (iii) to transfer any of its property or assets to the Company; but only if such encumbrance or restriction shall consist of either (x) an express encumbrance or restriction on the ability of the Company or such Direct Bank Subsidiary to take any such action or (y) the right of any party to encumber or restrict the Company or such Direct Bank Subsidiary from taking any such action through enforcing the specific performance of a term or covenant that does not expressly encumber or restrict the ability of the Company or such Direct Bank Subsidiary from taking any such action. Notwithstanding the foregoing, the Company may permit a Direct Bank Subsidiary to suffer to exist any such encumbrance or restrictions:

                  (a) pursuant to the terms of Preferred Stock issued by such Subsidiary of the Company on terms no more restrictive than the terms of the Bank United Preferred Stock as in effect on the date of this Indenture, or

                  (b) pursuant to an agreement relating to any Debt Incurred by such Subsidiary prior to the date on which such Direct Bank Subsidiary was acquired, directly or indirectly, by the Company and outstanding on such date and not Incurred in anticipation of becoming a Subsidiary, or

                  (c) pursuant to an agreement effecting a renewal, extension, refinancing or refunding of Debt or Preferred Stock Incurred pursuant to an agreement referred to in Clause (a) or (b) above; provided, however, that the provisions contained in such renewal, extension, refinancing or refunding agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof, as determined in good faith by the Board of Directors and evidenced by a Board Resolution.

SECTION 1013. Limitation on Liens.

                  The Company shall not Incur any Debt that is secured, directly or indirectly, by any Lien upon any of its property or assets, now owned or hereinafter acquired, without making effective provision for securing the Securities (and, if the Company shall so determine, any other Debt of the Company which is not subordinate to the Securities) (x) equally and ratably with such Debt as to such property for so long as such Debt shall be so secured or (y) in the event such Debt is Subordinated Debt, prior to such Debt as to such property for so long as such Debt shall be so secured.

                  The foregoing restrictions will not apply to (i) the FSLIC Pledge, (ii) Liens securing only the Securities or (iii) Liens upon property or assets of Subsidiaries of the Company securing Debt of Subsidiaries of the Company.

SECTION 1014. Limitation on Transactions with
              Affiliates and Related Persons.

                  The Company shall not, and shall not permit any Subsidiary of the Company to, directly or indirectly enter into any transaction (including, without limitation, the purchase, sale, lease or exchange of property, the rendering of any service or the making of any loan or advance, but excluding transactions between the Company and Wholly Owned Subsidiaries of the Company) with any Affiliate or Related Person, unless

                  (i) such transaction is on terms no less favorable to the Company or such Subsidiary than those that could be obtained in a comparable arm's length transaction with an entity that is not an Affiliate or a Related Person,

                  (ii) with respect to a transaction or series of transactions involving aggregate value in excess of $1,000,000, the transaction or series of transactions is approved by a majority of the Board of Directors of the Company and evidenced by a Board Resolution and

                  (iii) with respect to a transaction or series of transactions involving aggregate value in excess of $5,000,000, the Company delivers to the Trustee an opinion of a nationally recognized investment banking firm stating that the transaction or series of transactions is fair (from a financial point of view) to the Company.

                  A capital contribution to the Company or the issuance by the Company of Debt otherwise permitted under the Indenture shall not be deemed to be a transaction for purposes of this Section 1014.

SECTION 1015. Limitation on Dispositions of, and Liens
              upon, Certain Capital Stock of Subsidiaries that are Insured Depository Institutions,

                  (a) The Company shall not, and shall not permit any Subsidiary of the Company to, directly or indirectly, (i) transfer, convey, sell, lease or otherwise dispose of any Common Stock or Voting Stock of any Bank Subsidiary to any Person other than the Company or a Wholly Owned Subsidiary of the Company or such Subsidiary, (ii) permit any Bank Subsidiary to merge or consolidate with any other Person unless the surviving entity is the Company, a Wholly Owned Subsidiary of the Company or, in the case of a Bank Subsidiary that is a Subsidiary of another Subsidiary of the Company, such other Subsidiary or a Wholly Owned Subsidiary thereof, (iii) permit any Bank Subsidiary to convey or transfer its properties and assets substantially as an entirety to any Person except the Company, a Wholly Owned Subsidiary of the Company or, in the case of a Bank Subsidiary that is a Subsidiary of another Subsidiary of the Company, such other Subsidiary or a Wholly Owned Subsidiary thereof, (iv) permit any Bank Subsidiary to issue shares of its Common Stock or Voting Stock (other than directors' qualifying shares), or securities convertible into, or warrants, rights or options to subscribe for or purchase shares of, its Common Stock or Voting Stock, to any Person other than the Company or a Wholly Owned Subsidiary of the Company or, in the case of a Bank Subsidiary that is a Subsidiary of another Subsidiary of the Company, such other Subsidiary or a Wholly Owned Subsidiary thereof and (v) Incur or suffer to exist a Lien upon the Voting Stock or Common Stock of any Bank Subsidiary as security for indebtedness for money borrowed or for bonds, debentures, notes or similar instruments unless

                  (A) with respect to clause (i), such transfer, conveyance, sale, lease or other disposition consists of a sale of all of the Common Stock and Voting Stock of such Bank Subsidiary owned by the Company and any Subsidiary of the Company, and

                  (B) with respect to clauses (i), (ii) and (iii),

                           (1) the Company (or the Subsidiary of the Company, as
                  the case may be) receives consideration at the time of such disposition (or merger or consolidation, in the case of clause (ii)) at least equal to the fair market value of the shares or assets disposed of (or of the Company's proportionate interest in the assets of the Bank Subsidiary that is merged or consolidated, in the case of clause (ii)) (which shall be as determined in good faith by the Board of Directors and evidenced by a Board Resolution), and

                           (2) the consideration for such disposition (or merger
                  or consolidation, in the case of clause (ii)) consists of cash or readily marketable cash equivalents, and

                           (3) 100% of the Net Available Proceeds, less any
                  amounts reinvested as an Investment in a Wholly Owned Subsidiary within 90 days of such disposition (including from the sale of any marketable cash equivalents received therein) are applied by the Company (or the Subsidiary, as the case may be) to purchases of Outstanding Securities from tendering Holders pursuant to an Offer to Purchase at a purchase price equal to 100% of their principal amount plus accrued interest to the date of purchase (provided, however, that instalments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of
                  Section 307).

                  Any Net Available Proceeds remaining after purchase of all Securities duly tendered for purchase pursuant to such Offer to Purchase may be applied by the Company in any manner otherwise permitted by this Indenture, without reference to this Section 1015. If the Net Available Proceeds (after deduction of any amount applied as an Investment in a Wholly Owned Subsidiary as provided above) exceeds the amount required to purchase all Outstanding Securities pursuant to an Offer to Purchase made in accordance with this Section, any such excess may be applied by the Company in any manner otherwise permitted by this Indenture, without reference to this Section 1015.

                  Notwithstanding the foregoing, this Section 1015 shall not be deemed to be violated by, or to prohibit, (x) the existence of the FSLIC Warrant or the exercise thereof or (y) the FSLIC Pledge.

                  (b) The Company will mail the Offer for an Offer to Purchase required pursuant to Section 1015(a) not more than 90 days after consummation of the disposition referred to in Section 1015(a). The aggregate principal amount of the Securities to be offered to be purchased pursuant to the Offer to Purchase shall equal the Net Available Proceeds available therefor pursuant to Clause (3) of Section 1015(a) (rounded down to the next lowest integral multiple of $1,000). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount, and subject to the provisions of Section 302.

                  The Company shall not be entitled to any credit against its obligations under this Section 1015 for the principal amount of any Securities acquired by the Company otherwise than pursuant to the Offer to Purchase pursuant to this Section 1015.


                  (c) Not later than the date of the Offer with respect to an Offer to Purchase pursuant to this Section 1015, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount, and (ii) the allocation of the Net Available Proceeds from the disposition pursuant to which such Offer is being made, including, if amounts are reinvested in a Wholly Owned Subsidiary, the amount and nature of any Investment in a Wholly Owned Subsidiary.

                  The Company and the Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Company shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and
(iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

SECTION 1016. Change of Control.

                  (a) Upon the occurrence of a Change in Control, the Company may at its option, as evidenced by a Board Resolution, elect to redeem the Securities in whole but not in part at 101% of their principal amount plus accrued interest to the Redemption Date. The Company shall comply with the provisions of Article Eleven if it exercises its redemption option. If within fifteen days following the date of the consummation of a transaction resulting in a Change of Control the Company shall not have exercised its redemption option, each Holder of a Security shall have the right to have such Security repurchased by the Company on the terms and conditions precedent set forth in this Section 1016 and this Indenture. The Company shall, within 45 days following the date of the consummation of a transaction resulting in a Change of Control, mail an Offer with respect to an Offer to Purchase all Outstanding Securities at a purchase price equal to 101% of their aggregate principal amount plus accrued interest to the Purchase Date (provided, however, that instalments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section
307). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount, and subject to the provisions of
Section 302.

                  (b) The Company and the Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. Prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an 0fficers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

                  (c) A "Change of Control" shall be deemed to have occurred in the event that, after the date of this Indenture, either (A) any Person or any Persons (other than a Permitted Holder) acting together which would constitute a "group" (a "Group") for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto, together with any Affiliates or Related Persons thereof, shall beneficially own (as defined in Rule 13d-3 of the Exchange Act or any successor provision thereto) at least 50% of the Voting Stock of the Company; or (B) any Person or Group (other than a Permitted Holder), together with any Affiliates or Related Persons thereof, shall succeed in having sufficient of its or their nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who were nominated by or at the suggestion of, or is an Affiliate of, such Person or Group, shall constitute a majority of the Board of Directors of the Company.

SECTION 1017. Provision of Financial Information.

                  Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall prepare the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such
Section 13(a) or 15(d) or any successor provision thereto if the Company were so required, and, unless such filing is not permitted under the Exchange Act, file such reports and other documents with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so required. The Company shall also in any event (a) within 15 days of each Required Filing Date
(i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and (ii) file with the Trustee copies of such annual reports, quarterly reports and other documents and (b) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder or prospective purchaser of Securities.

SECTION 1018. Statement by Officers as to
              Default: Compliance Certificates.

                           (a) The Company will deliver to the Trustee, within
90 days after the end of each fiscal year of the Company ending after the date hereof an Officers' Certificate of the principal executive, financial or accounting officer of the Company, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Section 801 or Sections 1004 to 1017, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                           (b) The Company shall deliver to the Trustee, as soon
as possible and in any event within 10 days after the Company becomes aware or should reasonably become aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company proposes to take with respect thereto.

                           (c) The Company shall deliver to the Trustee within
90 days after the end of each fiscal year a written statement by the Company's independent public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any event which, with notice or the lapse of time or both, would constitute an Event of Default has come to their attention and, if such a default has come to their attention, specifying the nature and period of the existence thereof.

SECTION 1019. Waiver of Certain Covenants.

                           The Company may omit in any particular instance to
comply with any covenant or condition set forth in Section 801 or Sections 1004 to 1017, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer to Purchase as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Company may not omit to comply with the terms of such Offer as to such Holder.

SECTION 1020. Exchange and Registration Rights.

                           The Company agrees that each Holder of Rule 144A
Securities shall have, to the extent set forth therein, the rights provided in the Exchange and Registration Rights. Notwithstanding any other provision of this Indenture, each such Holder of Rule 144A Securities shall have the right to enforce such Exchange and Registration Rights as if such Holder and the Company each had executed and delivered such Exchange and Registration Rights.

                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101. Election to Redeem; Notice to Trustee.

                           The election of the Company to redeem the Securities
pursuant to Section 1016 shall be evidenced by a Board Resolution. The Company shall notify the Trustee of any Redemption Date at least 45 days prior thereto, unless a shorter notice shall be satisfactory to the Trustee.

SECTION 1102. Notice of Redemption.

                           Notice of redemption shall be given by first-class
mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                      (1) the Redemption Date,

                      (2) the Redemption Price,

                      (3) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

                      (4) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                      (5) the CUSIP number.

                      Notice of redemption of Securities shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1103. Deposit of Redemption Price.

                      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, the Securities.

SECTION 1104. Securities Payable on Redemption Date.

                      Notice of redemption having been given as aforesaid, the Securities shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that instalments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

                                 ARTICLE TWELVE

                       Defeasance and Covenant Defeasance

SECTION 1201. Company's Option To Effect Defeasance or Covenant Defeasance.

                           The Company may at its option by Board Resolution, at
any time, elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Fourteen.

SECTION 1202. Defeasance and Discharge.

                           Upon the Company's exercise of the option provided in
Section 1201 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.

SECTION 1203. Covenant Defeasance.

                           Upon the Company's exercise of the option provided in
Section 1201 applicable to this Section, (i) the Company shall be released from its obligations under Sections 1005 through 1016, inclusive, and Clauses (3) and
(4) of Section 801 and (ii) the occurrence of an event specified in Sections 501(3), 501(4) (with respect to Clauses (1), (3) or

(4) of Section 801), 501(5) (with respect to any of Sections 1005 through 1016, inclusive), 501(6), 501(7), 501(8) and 501(9) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference in any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1204. Conditions to Defeasance or
              Covenant Defeasance.

                           The following shall be the conditions to application
of either Section 1202 or Section 1203 to the then Outstanding Securities:

                           (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and each instalment of interest on the Securities on the Stated Maturity of such principal or instalment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S.

                  Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  (2) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                  (3) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

                  (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                  (5) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

                  (6) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(10) and (11) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

                  (9) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

SECTION 1205. Deposited Money and U.S. Government
              Obligations to be Held in Trust;
              Other Miscellaneous Provisions.

                           Subject to the provisions of the last paragraph of
Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                           The Company shall pay and indemnify the Trustee
against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                           Anything in this Article Twelve to the contrary
notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 1206. Reinstatement.

                           If the Trustee or the Paying Agent is unable to apply
any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Fourteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                           This instrument may be executed in any number of
counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                           IN WITNESS WHEREOF, the parties hereto have caused
this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       USAT HOLDINGS INC.
                                       By /s/ Scott A. Shay
                                          ---------------------------
Attest:                                   Scott A. Shay
/s/ Salvatore A. Ranieri                  Vice President
- -----------------------------
    Salvatore A. Ranieri
                                       THE BANK OF NEW YORK

                                       By
                                          ---------------------------
                                          Robert F. McIntyre
                                          Assistant Vice President

Attest:

- -----------------------------
Lucille Firrincieli

STATE OF NEW YORK                   )
COUNTY OF NEW YORK                  )   ss.:

                           On the 14th day of May, 1993, before me personally
came Scott A. Shay, to me known, who, being by me duly sworn, did depose and say that he is Vice President of USAT HOLDINGS INC., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                             /s/ ANDREA JOHNSTON
                        --------------------------------
                                 Andrea Johnston
                        Notary Public. State of New York
                                   No. 4790323
                          Qualified in New York County
                        Commission Expires March 30, 1995

STATE OF NEW YORK                   )
COUNTY OF NEW YORK                  )   ss.:

                           On the 14th day of May, 1993, before me personally
came Robert F. Mcintyre, to me known, who, being by me duly sworn, did depose and say that he is Assistant Vice President of THE BANK OF NEW YORK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                           -------------------------
be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                            USAT HOLDINGS INC.

                                            By
                                                ---------------------
                                                SCOTT A. SHAY
                                                 Vice President

Attest:

- -----------------------------
SALVATORE A. RANIERI
SECRETARY

                                            THE BANK OF NEW YORK

                                            BY /S/ ROBERT F. MCINTYRE
                                               ----------------------
ATTEST:                                        ROBERT F. MCINTYRE
/s/ LUCILLE FIRRINCIELI                        ASSISTANT VICE PRESIDENT
- -----------------------------
LUCILLE FIRRINCIELI
ASSISTANT TREASURER

       STATE OF NEW YORK   )
        COUNTY OF NEW YORK )

                  On the 14th day of May, 1993, before me personally came
Scott A. Shay, to me known, who, being by me duly sworn, did depose and say that he is Vice President of USAT HOLDINGS INC., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation: that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                        -----------------------------------



STATE OF NEW YORK     )
COUNTY OF NEW YORK    )


                  On the 14th day of May, 1993, before me personally came Robert F. McIntyre, to me known, who, being by me duly sworn, did depose and say that he is Assistant Vice President of THE BANK OF NEW YORK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                        /s/ Robert Schneck
                                        -------------------------------------

                                        ROBERT SCHNECK
                                        Notary Public, State of New York
                                                  No. 4746935
                                           Qualified in Nassau County
                                        Certificate filed in New York County
                                        Commission Expires May 31, 1993

                                                                         ANNEX I

                  Certificate as to Capital Distribution Requirement

The undersigned,                , the Chief Executive Officer of Bank United of
Texas FSB (the "Bank"), and                ,the Chief Financial Officer of the
Bank, hereby certify pursuant to the definition of "Capital Distribution Requirement" in Section 101 of the Indenture, dated as of May 15, 1993 (the "Indenture"), between USAT Holdings Inc. (the "Company"), a Delaware corporation, and The Bank of New York, as Trustee, relating to the 8.05% Senior Notes due May 15, 1998 issued by the Company, that, in our good faith judgment and based upon such information as we believe is necessary or appropriate as a basis for such belief, we reasonably believe that the Bank would be granted all regulatory approvals that may be necessary to permit the Bank to make in a timely fashion capital distributions to the Company in amounts as are necessary in order for the Company to make the next two scheduled interest payments with respect to the Notes, as such payments become due.

Dated: _________________

                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                               --------------------------------
                                               Name:
                                               Title:

                                                                     EXHIBIT 4.3
                                                                        ANNEX II

                        EXCHANGE AND REGISTRATION RIGHTS

         EXCHANGE AND REGISTRATION RIGHTS, dated as of May 10, 1993, by and between USAT Holdings Inc., a Delaware corporation (the "Company"), and the purchasers (collectively the "Purchasers") of the 8.05% Senior Notes due May 15, 1998 of the Company.

         1. Certain Definitions.

         For purposes of these Exchange and Registration Rights, the following terms shall have the following respective meanings:

            (a) "Closing Date" shall mean the date on which the Securities are initially issued.

            (b) "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

            (c) "Effective Time", in the case of an Exchange Offer, shall mean the date on which the Commission declares the Exchange Offer registration statement effective or on which such registration statement otherwise becomes effective and, in the case of a Shelf Registration, shall mean the date on which the Commission declares the Shelf Registration effective or on which the Shelf Registration otherwise becomes effective.

            (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

            (e) "Exchange Offer" shall have the meaning assigned thereto in
         Section 2 hereof.

            (f) The term "holder" shall mean any person who, at the Closing Date, owns any Registrable Securities and such of its respective successors and assigns who acquire Registrable Securities, directly or indirectly, from such person or from any successor or assign of such person.

            (g) "Indenture" shall mean the Indenture, dated as of May 15, 1993, between the Company and The Bank of New York, as Trustee.

            (h) The term "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

            (i) "Registrable Securities" shall mean the Securities; provided, however, that such Securities shall cease to be Registrable Securities when (i) a registration statement registering such Securities under the Securities Act has been declared or becomes effective and such Securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement or (ii) such Securities are sold pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act under circumstances in which any legend borne by such Securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture.

            (j) "Registration Expenses" shall have the meaning assigned thereto in Section 4 hereof.

            (k) "Securities" shall mean, collectively, the 8.05% Senior Notes due May 15, 1998 of the Company to be issued and sold to the Purchasers, and Securities issued in exchange therefor or in lieu thereof pursuant to the lndenture

            (l) "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

            (m) "Shelf Registration" shall have the meaning assigned thereto in
         Section 2 hereof.

             (n) "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

         2. Registration Under the Securities Act.

         (a) Except as set forth in Section 2(b) below, the Company agrees to use its best efforts to file under the Securities Act, as soon as practicable, but no later than 30 days after the Closing Date, a registration statement relating to an offer to exchange (the "Exchange Offer") any and all of the Securities for a like aggregate principal amount of debt securities of the Company which are substantially identical to the Securities (and which are entitled to the benefits of a trust indenture which is substantially identical to the indenture and which has been qualified under the Trust Indenture Act) except that they have been registered pursuant to an effective registration statement under the Securities Act. The Company agrees to use its best efforts to consummate the Exchange Offer on or prior to the date that is 150 days after the Closing Date. The Exchange Offer will be registered under the Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Exchange Offer will be deemed to have been consummated only if the debt securities received by holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder (other than an affiliate of the Company) without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial proportion of the States. The Exchange Offer shall be deemed to have been consummated upon the earlier to occur of (i) the Company having exchanged new securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, new securities for all Registrable Securities that have been tendered and not withdrawn on the date that is 30 days following the commencement of the Exchange Offer. Upon the making of an Exchange Offer in accordance with this paragraph (a), the Company may omit to comply with such of the procedures set forth in Section 3(c) hereof as may be appropriate under the circumstances without adversely affecting the interests of the holders of Registrable Securities under these Exchange and Registration Rights, taken as a whole, but the other provisions of these Exchange and Registration Rights other than Sections 3(d), 3(e), clause (i) and the last sentence of Section 4, and Section 7, shall continue to apply mutatis mutandis. The Company agrees, in the event any holder of Securities that is a broker-dealer shall have so requested a reasonable time prior to the effectiveness of the registration statement relating to the Exchange Offer and provided that such broker-dealer shall have provided the Company with all information required to be included in the registration statement with respect to such holder, (i) to use its best efforts to include in such registration statement a prospectus for use in any resales by such broker-dealer and (ii) to keep such registration statement effective for a period of 60 days after the effective date thereof. With respect to such registration statement the Company and such holder shall have the benefit of, and shall provide to the other party, the rights of indemnification and contribution set forth in Section 6 hereof.

         (b) If prior to the consummation of the Exchange Offer existing Commission interpretations are changed such that the debt securities received by holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder (other than an affiliate of the Company) without restriction under the Securities Act, the Company shall file under the Securities Act, as soon as practicable, but no later than 30 days after the Closing Date, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission (the "Shelf Registration"). The Company agrees to use its best efforts to cause the Shelf Registration to become or be declared no later than 150 days after the Closing Date and to keep such Shelf Registration continuously effective for a period ending on the earlier of the third anniversary of the Effective Time or such time as there are no longer any Registrable Securities. The Company further agrees, if necessary, to supplement or make amendments to the Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

         (c) The holders of the Registrable Securities shall be entitled to a "Step-Up" in the interest rate as set forth in the Registrable Securities during any period after the 30th day after the Closing Date prior to the date on which a registration statement is filed pursuant to Section 2(a) or 2(b) above, and during any period after the 150th day after the Closing Date prior to the date on which the Exchange Offer has been consummated or the Shelf Registration has become or been declared effective by the Commission. In addition, the holders of the Registrable Securities shall be entitled to a "Second Step-Up" in the interest rate as set forth in the Registrable Securities during any period after the 270th day after the Closing Date prior to the date on which the Exchange Offer has been consummated or the Shelf Registration has become or been declared effective by the Commission.

         3. Registration Procedures.

         (a) Prior to or at the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Company shall qualify the Indenture under the Trust Indenture Act of 1939.

         (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

         (c) In connection with the Company's obligations with respect to the Shelf Registration, if applicable, the Company shall use its best efforts to effect or cause the Shelf Registration to permit the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Shelf Registration. In connection therewith, the Company shall, as soon as reasonably possible:

            (i) prepare and file with the Commission a registration statement with respect to the Shelf Registration on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the holders of the Registrable Securities, and use its best efforts to cause such registration statement to become effective as soon as reasonably possible thereafter;

            (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used and/or filed with the Commission;

            (iii) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the holders thereof set forth in such registration statement;

            (iv) provide (A) the holders of the Registrable Securities to be included in such registration statement, (B) the underwriters (which term, for purposes of these Exchange and Registration Rights, shall include a person deemed to be an underwriter within the meaning of
         Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent, and (E) not more than one counsel for all the holders of such Registrable Securities the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

            (v) for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 2(b) hereof, make available for inspection by the parties referred to in Section 3(c)(iv) above who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration Statement such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (vi) promptly notify the selling holders of Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing; (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose,
         (D) if at any time the representations and warranties of the Company contemplated by Section 3(c)(xv) or Section 5 hereof cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (vii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date:

            (viii) if requested by any managing underwriter or underwriters, any placement or sales agent or any holder of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold by such holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

            (ix) furnish to each holder of Registrable Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(c)(iv) an executed copy of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such holder, agent, if any, and underwriter, if any may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

            (x) use its best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such securities laws or blue sky laws of such jurisdictions as any holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under
         Section 2(b) above and for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Securities pursuant to such registration statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (I) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(x), (II) consent to general service of process in any such jurisdiction or (III) make any changes to the Company's Certificate of Incorporation or By-laws or any agreement between the Company and its stockholders;

            (xi) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

            (xii) cooperate with the holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

            (xiii) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Shelf Registration

            (xiv) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including (without limitation) customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any holder of Registrable Securities aggregating at least 33 1/3% in aggregate principal amount of the Outstanding Securities, and as the holders of Registrable Securities aggregating at least 66 2/3% in aggregate principal amount of the Outstanding Securities, shall request in order to expedite or facilitate the disposition of such Registrable Securities; provided, that the Company shall not be required to enter into any such agreement more than once with respect to all of the Registrable Securities, and may delay entering into such agreement until the consummation of any underwritten public offering which the Company shall have then engaged;

            (xv) whether or not an agreement of the type referred to in Section
         (3)(c)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, as any holder of at least 25% in aggregate principal amount of the Registrable Securities, and as the holders of at least a majority in aggregate principal amount of the Registrable Securities may reasonably request, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of these Exchange and Registration Rights and of any agreement of the type referred to in Section (3)(c)(xiv) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities, the absence of material legal or governmental proceedings involving the Company; the absence of a breach by the Company or its subsidiaries of, or a default under, agreements binding the Company or any subsidiary; the absence of governmental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Registrable Securities, these Exchange and Registration Rights or any agreement of the type referred to in Section
         (3)(c)(xiv) hereof; the compliance as to form of such registration statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and of the registration statement or most recent post-effective amendment therein, as the case may be, the absence from such registration statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein of an untrue statement of a material fact or the omission to state thereto a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling holders of Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (I) the effective date of such registration statement and (II) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited

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
         financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by any holder of at least 25% in aggregate principal amount of the Registrable Securities being sold or by the holders of at least a majority in aggregate principal amount of the Registrable Securities being sold and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in
         Section 6 hereof;

            (xvi) notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of these Exchange and Registration Rights pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

            (xvii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws including Schedule E thereto, shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in
         Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD; and

            (xviii) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

         (d) In the event that the Company would be required, pursuant to
Section 3(c)(vi)(F) above, to notify the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each such holder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shah not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each holder of Registrable Securities agrees that upon receipt of any notice from the Company pursuant to Section 3(c)(vi)(F) hereof, such holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

         (e) The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such holder and such holder's intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements there in not misleading in light of the circumstances then existing,

         4. Registration Expenses.

         The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with these Exchange and Registration Rights, including, without limitation, (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(c)(x) hereof, including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Securities and all other documents relating hereto, (d) messenger and delivery expenses, (e) fees and expenses of the Trustee under the Indenture and of any escrow agent or custodian, (f) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance),
(h) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(c)(xvii) hereof, (i) reasonable fees, disbursements and expenses of one counsel for the holders of Registrable Securities retained in connection with such registration, as selected by the holders of at least a majority in aggregate principal amount of the Registrable Securities being registered, and fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registered Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

         5. Representations and Warranties.

         The Company represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of Registrable Securities that:

            (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c)(ix) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from
         (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(c)(vi)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(d) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c)(ix) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities expressly for use therein.

            (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be; will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities expressly for use therein.

            (c) The compliance by the Company with all of the provisions of these Exchange and Registration Rights and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the property or assets of the Company or any subsidiary is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by these Exchange and Registration Rights, except the registration under the Securities Act of the Registrable Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Registrable Securities.

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
            (d) These Exchange and Registration Rights have been duly authorized, executed and delivered by the Company.

         6. Indemnification.

         (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, and in consideration of the agreements of the Purchasers contained herein, and as an inducement to the Purchasers to purchase the Securities, the Company shall, and it hereby agrees to, indemnify and hold harmless each of the holders of Registrable Securities to be included in such registration, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall and it hereby agrees to, reimburse such holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein; provided, further, that the Company shall not be liable to any underwriter to the extent such loss, claim, damage, or liability results from the fact that there was not delivered by such underwriter a final prospectus the delivery of which would have avoided such loss, claim, damage or liability.

         (b) Indemnification by the Holders and any Agents and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim; provided, however, that no such holder shall be required to undertake liability to any person under this
Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities pursuant to such registration.

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
         (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         (d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this
Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

         (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

         7. Underwritten Offerings.

         (a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

         (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         8. Rule 144.

         The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

         9. Miscellaneous.

         (a) No lnconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in these Exchange and Registration Rights.

         (b) Specific Performance. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under these Exchange and Registration Rights in accordance with the terms and conditions of these Exchange and Registration Rights, in any court of the United States or any State thereof having jurisdiction.

         (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at USAT Holdings Inc., 520 Madison Ave., New York, New York 10022, Attention:
General Counsel, and if to

                                      A-12